Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Bill Rader, (224) 948-5353

media@baxter.com

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND

UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017

•	Third-Quarter Revenue of $2.7 Billion Increased 6 Percent on Both a Reported and Operational Basis

•	Third-Quarter GAAP Earnings Per Share (EPS) of $0.45; Adjusted EPS of $0.64 Increased 14 Percent

•	Expects Full-Year 2017 Sales Growth of 4 Percent on a Reported Basis and 4 to 5 Percent on an Operational Basis

•	Expects Full-Year 2017 GAAP EPS of $1.85 to $1.93; Raises Adjusted EPS to $2.40 to $2.43

DEERFIELD, Ill., October 25, 2017 — Baxter International Inc. (NYSE:BAX) today reported results for the third quarter of 2017 and updated its financial outlook for full-year 2017.

“Baxter’s solid performance in the third quarter reflects our continued focus on disciplined execution,” said José (Joe) E. Almeida, chairman and chief executive officer. “We are advancing innovation and operational excellence across the organization to deliver positive results for our stakeholders — even as we respond to extraordinary challenges like the recent natural disasters across the Americas and the Caribbean. I’m proud of how our employees continuously step up to make a difference for our patients, healthcare providers, global communities and fellow colleagues.”

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BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — PAGE 2

Third-Quarter Financial Results

In the third quarter, worldwide sales totaled $2.7 billion, an increase of 6 percent on a reported, constant currency and operational basis as compared to the prior-year period. Operational sales adjust for the impact of foreign exchange, generic competition for U.S. cyclophosphamide, the Claris Injectables (Claris) acquisition and the previously communicated select strategic product exits the company is undertaking.

Sales within the U.S. were approximately $1.1 billion, advancing 8 percent. International sales totaled approximately $1.6 billion, representing a 5 percent increase on a reported basis and a 4 percent increase on a constant currency basis. Baxter’s operational sales rose 7 percent in the U.S. and 6 percent internationally.

Global sales for Hospital Products totaled $1.7 billion in the third quarter, advancing 7 percent on both a reported basis and constant currency basis and 6 percent operationally as compared to the prior-year period. Performance in the quarter benefited from continued strength in our U.S. fluid systems business as well as favorable demand for injectable pharmaceuticals reflecting a contribution of approximately $27 million of sales from the July 27 acquisition of Claris. Sales in the quarter also benefited from increased sales of anesthesia and critical care products as well as hospital pharmacy compounding services.

Baxter’s third quarter Renal sales were approximately $1 billion, representing an increase of 3 percent on both a reported basis and constant currency basis. Operationally, Renal sales advanced 6 percent in the quarter driven by improved performance across all major product lines and therapies globally.

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BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — PAGE 3

Baxter reported income from continuing operations of $248 million, or $0.45 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the third quarter. These results included special items totaling $149 million ($108 million net after-tax), primarily related to business optimization, intangible asset amortization, product-related reserves, Claris integration expenses and Puerto Rico-related expenses post Hurricane Maria.

On an adjusted basis, excluding special items, Baxter’s third quarter income from continuing operations totaled $356 million, or $0.64 per diluted share, exceeding the company’s previously issued guidance of $0.58 to $0.60 per diluted share.

Business Highlights

In support of its strategy to accelerate profitable growth and deliver meaningful innovation for patients and healthcare professionals around the world, Baxter has achieved a number of recent operational, pipeline and commercial milestones.

•

Completed the acquisition of Claris Injectables Limited, a global generic injectables pharmaceutical company. The transaction significantly broadens Baxter’s presence in the generic pharmaceuticals space. Baxter is in the process of fully integrating Claris into its systems.

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BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — PAGE 4

•

Enrolled the first patients in two new clinical trials for a unique expanded hemodialysis (HDx) therapy enabled by THERANOVA. HDx therapy extends the range of molecules that can be cleared from the blood during hemodialysis (HD), resulting in a clearance profile that more closely mimics the natural kidney.[1] The U.S. trial will support submission for marketing authorization from FDA. THERANOVA is currently available in several markets worldwide, including Colombia, where the company also launched a second multi-center, prospective trial of the technology. These efforts are part of Baxter’s growing investment in generating compelling scientific evidence supporting the approval of and access to innovative therapies.

•

Launched the first 3-in-1 set for use in continuous renal replacement therapy (CRRT) and sepsis management protocols in select markets across Europe, Middle East and Africa. With this new indication, the oXIRIS set, which is used on the company’s leading PRISMAFLEX system, can now be employed to help remove excessive levels of cytokines, endotoxin and other inflammatory mediators from a patient’s blood.

Puerto Rico Update

In follow up to the company’s Oct. 12 press release, Baxter remains in limited production across all three manufacturing sites in Puerto Rico and is continuing to work with infrastructure providers to advance reliable restoration activities for power, communications and transportation.

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BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — PAGE 5

The company remains focused on helping ensure patients have continued access to the products and therapies they need. To this end, Baxter has been working with FDA and has recently been granted regulatory discretion for temporary special importation of certain products from Baxter facilities in Ireland, Australia, Canada and Mexico to help support product supply for the U.S. market. While these actions will help mitigate some of the projected shortfall in supply, they will not be adequate to fully bridge the gap in the fourth quarter.

2017 Financial Outlook

Baxter currently projects fourth quarter revenues to be negatively impacted by approximately $70 million due to the temporary manufacturing disruptions resulting from Hurricane Maria.

For full-year 2017: Baxter now expects sales growth of approximately 4 percent on a reported basis, approximately 4 percent on a constant currency basis, and approximately 4 to 5 percent operationally. Earnings from continuing operations, before special items, are now expected to be $2.40 to $2.43 per diluted share.

For the fourth quarter: The company expects sales growth of 4 to 5 percent on a reported basis, approximately 2 percent on a constant currency basis and 1 to 2 percent operationally. The company expects earnings from continuing operations, before special items, of $0.56 to $0.59 per diluted share.

Please see the schedules accompanying this press release for reconciliations between the projected 2017 operational sales and adjusted earnings per diluted share to the projected GAAP sales and earnings per diluted share.

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BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — PAGE 6

A webcast of Baxter’s third quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on October 25, 2017. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

About Baxter

Baxter provides a broad portfolio of essential renal and hospital products, including home, acute and in-center dialysis; sterile IV solutions; infusion systems and devices; parenteral nutrition; surgery products and anesthetics; and pharmacy automation, software and services. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2017 (including estimates regarding the proposed impact of Hurricane Maria on the company’s fourth quarter operations). The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products, and the impact of those products on quality or patient safety concerns; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the New York Attorney General and foreign regulatory agencies (including with respect to the granting of temporary importation approvals); failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of

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BAXTER REPORTS THIRD-QUARTER 2017 RESULTS AND UPDATES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — PAGE 7

anticipated benefits (including the acquisition of Claris Injectables in July 2017); fluctuations in supply and demand (including as a result of a natural disaster or otherwise); the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing supply difficulties; the ability to achieve the intended results associated with the separation of the biopharmaceutical and medical products businesses; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income, including income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; breaches or failures of the company’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

# # #

[1]	Boschetti-de-Fierro A, et al. MCO Membranes: Enhanced Selectivity in High-Flux Class. Scientific Reports (2015); 5:118448

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended September 30, 2017 and 2016

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended September 30,
	2017		2016		Change

NET SALES	$ 2,707		$ 2,558		6%

COST OF SALES	1,579		1,487		6%

GROSS MARGIN	1,128		1,071		5%

% of Net Sales	41.7%		41.9%		(0.2 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	685		726		(6%	)
% of Net Sales	25.3%		28.4%		(3.1 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	151		159		(5%	)
% of Net Sales	5.6%		6.2%		(0.6 pts	)

OPERATING INCOME	292		186		57%

% of Net Sales	10.8%		7.3%		3.5 pts

NET INTEREST EXPENSE	14		14		0%

OTHER (INCOME) EXPENSE, NET	(12)		44		(127%	)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	290		128		127%

INCOME TAX EXPENSE	42		1		NM

% of Income from Continuing Operations before Income Taxes	14.5%		0.8%		13.7 pts

INCOME FROM CONTINUING OPERATIONS	248		127		95%

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	3		3		0%

NET INCOME	$ 251		$ 130		93%

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.46		$ 0.23		100%

Diluted	$ 0.45		$ 0.23		96%

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		$ 0.01		NM

Diluted	$ 0.00		$ 0.01		NM

NET INCOME PER COMMON SHARE
Basic	$ 0.46		$ 0.24		92%

Diluted	$ 0.45		$ 0.24		88%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	545		544
Diluted	557		551

ADJUSTED OPERATING INCOME (excluding special items)	$ 441	A	$ 409	A	8%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 439	A	$ 399	A	10%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 356	A	$ 311	A	14%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.64	A	$ 0.56	A	14%

A	Refer to page 9 for a description of the adjustments and a reconciliation to GAAP measures.

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BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended September 30, 2017 and 2016

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended September 30, 2017 and 2016 included special items which impacted the GAAP measures as follows:

	Three Months Ended September 30,
	2017	2016	Change

Gross Margin	$ 1,128	$ 1,071	5%
Intangible asset amortization expense [1]	38	42
Business optimization items [2]	12	35
Hurricane Maria costs [3]	21	—
Baxalta separation-related costs [4]	—	1
Product-related items [5]	21	—
Claris acquisition and integration expenses [6]	4	—

Adjusted Gross Margin	$ 1,224	$ 1,149	7%

% of Net Sales	45.2%	44.9%	0.3 pts

Marketing and Administrative Expenses	$ 685	$ 726	(6%	)
Business optimization items [2]	(39)	(106)
Baxalta separation-related costs [4]	(2)	(9)
Claris acquisition and integration expenses [6]	(11)	—

Adjusted Marketing and Administrative Expenses	$ 633	$ 611	4%

% of Net Sales	23.4%	23.9%	(0.5 pts	)

Research and Development Expenses	$ 151	$ 159	(5%	)
Business optimization items [2]	(1)	(30)

Adjusted Research and Development Expenses	$ 150	$ 129	16%

% of Net Sales	5.5%	5.0%	0.5 pts

Operating Income	$ 292	$ 186	57%
Impact of special items	149	223

Adjusted Operating Income	$ 441	$ 409	8%

% of Net Sales	16.3%	16.0%	0.3 pts

Other (Income) Expense, Net	$ (12)	$ 44	(127%	)
Loss on debt extinguishment [7]	—	(48)

Adjusted Other Income, Net	$ (12)	$ (4)	NM

Pre-Tax Income from Continuing Operations	$ 290	$ 128	127%
Impact of special items	149	271

Adjusted Pre-Tax Income from Continuing Operations	$ 439	$ 399	10%

Income Tax Expense	$ 42	$ 1	NM
Impact of special items	41	87

Adjusted Income Tax Expense	$ 83	$ 88	(6%	)

% of Adjusted Pre-Tax Income from Continuing Operations	18.9%	22.1%	(3.2 pts	)

Income from Continuing Operations	$ 248	$ 127	95%
Impact of special items	108	184

Adjusted Income from Continuing Operations	$ 356	$ 311	14%

Diluted EPS from Continuing Operations	$ 0.45	$ 0.23	96%
Impact of special items	0.19	0.33

Adjusted Diluted EPS from Continuing Operations	$ 0.64	$ 0.56	14%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	557	551

[1]

The company’s results in 2017 and 2016 included intangible asset amortization expense of $38 million ($26 million, or $0.05 per diluted share, on an after-tax basis) and $42 million ($29 million, or $0.05 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2017 included a charge of $52 million ($36 million, or $0.06 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a charge of $31 million related to restructuring activities and $21 million of costs to implement business optimization programs which primarily included external consulting and project employee costs. The $31 million of restructuring charges were comprised of employee termination costs.

The company’s results in 2016 included a net charge of $171 million ($124 million, or $0.23 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $130 million related to restructuring activities, $25 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $11 million of accelerated depreciation associated with facilities to be closed, and $5 million of Gambro integration costs. The $130 million of restructuring activities included $101 million of employee termination costs, a $27 million intangible asset impairment charge related to acquired in-process R&D, and net $2 million of other exit costs.

[3]

The company’s results in 2017 included charges of $21 million ($21 million, or $0.04 per diluted share, on an after-tax basis) related to the impact of Hurricane Maria on the company’s operations in Puerto Rico. The costs primarily include inventory and fixed asset impairments as well as idle facility costs.

[4]

The company’s results in 2017 and 2016 included costs incurred related to the Baxalta separation totaling $2 million ($1 million, or $0.00 per diluted share, on an after-tax basis) and $10 million ($7 million, or $0.01 per diluted share, on an after-tax basis), respectively.

[5]

The company’s results in 2017 included a charge of $21 million ($14 million, or $0.02 per diluted share, on an after-tax basis) related to SIGMA SPECTRUM infusion pump inspection and remediation activities.

[6]

The company’s results in 2017 included acquisition and integration costs of $15 million ($10 million, or $0.02 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[7]

The company’s results in 2016 included a net debt extinguishment loss totaling $48 million ($34 million, or $0.06 per diluted share, on an after-tax basis) primarily related to certain debt redemptions.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

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BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Nine Months Ended September 30, 2017 and 2016

(unaudited)

(in millions, except per share and percentage data)

	Nine Months Ended September 30,
	2017		2016		Change

NET SALES	$ 7,787		$ 7,518		4%

COST OF SALES	4,487		4,510		(1%	)

GROSS MARGIN	3,300		3,008		10%

% of Net Sales	42.4%		40.0%		2.4 pts

MARKETING AND ADMINISTRATIVE EXPENSES	1,890		2,076		(9%	)
% of Net Sales	24.3%		27.6%		(3.3 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	435		490		(11%	)
% of Net Sales	5.6%		6.5%		(0.9 pts	)

OPERATING INCOME	975		442		121%

% of Net Sales	12.5%		5.9%		6.6 pts

NET INTEREST EXPENSE	41		53		(23%	)

OTHER EXPENSE (INCOME), NET A	10		(4,286)		(100%	)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	924		4,675		(80%	)

INCOME TAX EXPENSE (BENEFIT)	139		(51)		NM

% of Income from Continuing Operations before Income Taxes	15.0%		(1.1%	)	16.1 pts

INCOME FROM CONTINUING OPERATIONS	785		4,726		(83%	)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	3		(4)		NM

NET INCOME	$ 788		$ 4,722		(83%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 1.45		$ 8.64		(83%	)

Diluted	$ 1.42		$ 8.56		(83%	)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		($0.01)		NM

Diluted	$ 0.00		($0.01)		NM

NET INCOME PER COMMON SHARE
Basic	$ 1.45		$ 8.63		(83%	)

Diluted	$ 1.42		$ 8.55		(83%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	543		547
Diluted	554		552

ADJUSTED OPERATING INCOME (excluding special items)	$ 1,266	B	$ 976	B	30%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 1,248	B	$ 967	B	29%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 1,022	B	$ 766	B	33%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 1.84	B	$ 1.39	B	32%

A	Other Income, net for the period ended September 30, 2016 includes $4.4 billion net realized gains on the Baxalta retained shares transactions and a $149 million net debt extinguishment loss.

B	Refer to page 11 for a description of the adjustments and a reconciliation to GAAP measures.

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BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Nine Months Ended September 30, 2017 and 2016

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the nine months ended September 30, 2017 and 2016 included special items which impacted the GAAP measures as follows:

	Nine Months Ended September 30,
	2017	2016	Change

Gross Margin	$ 3,300	$ 3,008	10%
Intangible asset amortization expense [1]	112	124
Business optimization items [2]	42	113
Intangible asset impairment [3]	—	51
Baxalta separation-related costs [4]	1	1
Product-related items [5]	17	(12)
Claris acquisition and integration expenses [6]	4	—
Hurricane Maria costs [7]	21	—

Adjusted Gross Margin	$ 3,497	$ 3,285	6%

% of Net Sales	44.9%	43.7%	1.2 pts

Marketing and Administrative Expenses	$ 1,890	$ 2,076	(9%	)
Business optimization items [2]	(74)	(137)
Baxalta separation-related costs [4]	(16)	(45)
Historical rebate and discount adjustments [8]	12	—
Claris acquisition and integration expenses [6]	(16)	—

Adjusted Marketing and Administrative Expenses	$ 1,796	$ 1,894	(5%	)

% of Net Sales	23.1%	25.2%	(2.1 pts	)

Research and Development Expenses	$ 435	$ 490	(11%	)
Business optimization items [2]	—	(75)

Adjusted Research and Development Expenses	$ 435	$ 415	5%

% of Net Sales	5.6%	5.5%	0.1 pts

Operating Income	$ 975	$ 442	121%
Impact of special items	291	534

Adjusted Operating Income	$ 1,266	$ 976	30%

% of Net Sales	16.3%	13.0%	3.3 pts

Other Expense (Income), Net	$ 10	$ (4,286)	(100%	)
Net realized gains on Baxalta Retained Shares transactions [9]	—	4,391
Loss on debt extinguishment [10]	—	(149)
Venezuelan deconsolidation [11]	(33)	—

Adjusted Other Income, Net	$ (23)	$ (44)	(48%	)

Pre-Tax Income from Continuing Operations	$ 924	$ 4,675	(80%	)
Impact of special items	324	(3,708)

Adjusted Pre-Tax Income from Continuing Operations	$ 1,248	$967	29%

Income Tax Expense (Benefit)	$ 139	$ (51)	NM
Impact of special items	87	252

Adjusted Income Tax Expense	$ 226	$ 201	12%

% of Adjusted Pre-Tax Income from Continuing Operations	18.1%	20.8%	(2.7 pts	)

Income from Continuing Operations	$ 785	$ 4,726	(83%	)
Impact of special items	237	(3,960)

Adjusted Income from Continuing Operations	$ 1,022	$766	33%

Diluted EPS from Continuing Operations	$ 1.42	$ 8.56	(83%	)
Impact of special items	0.42	(7.17)

Adjusted Diluted EPS from Continuing Operations	$ 1.84	$ 1.39	32%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	554	552

[1]

The company’s results in 2017 and 2016 included intangible asset amortization expense of $112 million ($80 million, or $0.14 per diluted share, on an after-tax basis) and $124 million ($91 million, or $0.16 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2017 included a net charge of $116 million ($83 million, or $0.15 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $50 million related to restructuring activities, $58 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $8 million of accelerated depreciation associated with facilities to be closed. The $50 million of net restructuring charges included $40 million of employee termination costs, $5 million of contract termination costs, and $5 million of asset impairment charges primarily related to facility closures.

The company’s results in 2016 included a net charge of $325 million ($242 million, or $0.45 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $237 million related to restructuring activities, $44 million of costs to implement business optimization programs which included external consulting and employee salary and related costs, $25 million of accelerated depreciation associated with facilities to be closed, and $19 million of Gambro integration costs. The $237 million of restructuring activities included $144 million of employee termination costs, $54 million of costs related to the discontinuance of the VIVIA home hemodialysis development program, a $27 million intangible asset impairment charge related to acquired in-process R&D, and net $12 million of other exit costs.

[3]	The company’s results in 2016 included a $51 million ($37 million, or $0.07 per diluted share, on an after-tax basis) impairment primarily related to developed technology.

[4]

The company’s results in 2017 and 2016 included costs incurred related to the Baxalta separation totaling $17 million ($12 million, or $0.02 per diluted share, on an after-tax basis) and $46 million ($34 million, or $0.06 per diluted share, on an after-tax basis), respectively.

[5]

The company’s results in 2017 included a net charge of $17 million ($11 million, or $0.02 per diluted share, on an after-tax basis) related to SIGMA SPECTRUM infusion pump inspection and remediation activities, partially offset by a benefit related to an adjustment to historical product reserves.

The company’s results in 2016 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the SIGMA SPECTRUM infusion pump reserves.

[6]

The company’s results in 2017 included acquisition and integration costs of $20 million ($15 million, or $0.03 per diluted share, on an after-tax basis) related to the company’s acquisition of Claris Injectables Limited.

[7]

The company’s results in 2017 included charges of $21 million ($21 million, or $0.04 per diluted share, on an after-tax basis) related to the impact of Hurricane Maria on the company’s operations in Puerto Rico. The costs primarily include inventory and fixed asset impairments as well as idle facility costs.

[8]

The company’s results in 2017 include a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the company’s historical rebates and discount reserves.

[9]

The company’s results in 2016 included net realized gains of $4.4 billion ($4.4 billion, or $8.05 per diluted share, on an after-tax basis), related to the debt-for-equity exchanges of the company’s retained shares in Baxalta for certain company indebtedness, the exchange of retained shares in Baxalta for Baxter shares and the contribution of retained shares in Baxalta to Baxter’s U.S. pension fund. A tax benefit of $54 million was recognized as a result of these transactions.

[10]

The company’s results in 2016 included a net debt extinguishment loss totaling $149 million ($100 million, or $0.18 per diluted share, on an after-tax basis) related to the March 2016 debt-for-equity exchange for certain company indebtedness and certain debt redemptions.

[11]	The company’s results in 2017 included a charge of $33 million ($24 million, or $0.04 per diluted share, on an after-tax basis) related to the deconsolidation of its Venezuelan operations.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

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BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending September 30, 2017 and 2016

(unaudited)

($ in millions)

	Q3 2017	Q3 2016	% Growth @ Actual Rates	% Growth @ Constant Rates	YTD 2017	YTD 2016	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal
United States	$ 229	$ 213	8%	8%	$ 670	$ 624	7%		7%
International	781	764	2%	2%	2,204	2,216	(1%	)	1%
Total Renal	$1,010	$ 977	3%	3%	$2,874	$2,840	1%		2%

Hospital Products
United States	$ 919	$ 854	8%	8%	$2,712	$2,518	8%		8%
International	778	727	7%	6%	2,201	2,160	2%		3%
Total Hospital Products	$1,697	$1,581	7%	7%	$4,913	$4,678	5%		5%

Baxter International Inc.
United States	$1,148	$1,067	8%	8%	$3,382	$3,142	8%		8%
International	1,559	1,491	5%	4%	4,405	4,376	1%		2%
Total Baxter	$2,707	$2,558	6%	6%	$7,787	$7,518	4%		4%

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Sales by Franchise

Periods Ending September 30, 2017 and 2016

(unaudited)

($ in millions)

	Q3 2017	Q3 2016	% Growth @ Actual Rates	% Growth @ Constant Rates		YTD 2017	YTD 2016	% Growth @ Actual Rates	% Growth @ Constant Rates

Total Renal [1]	$1,010	$ 977	3%	3%		$2,874	$2,840	1%	2%

Hospital Products
Fluid Systems [2]	$ 610	$ 576	6%	6%		$1,802	$1,686	7%	7%
Integrated Pharmacy Solutions [3]	627	563	11%	11%		1,747	1,682	4%	5%
Surgical Care [4]	338	320	6%	5%		1,024	972	5%	6%
Other [5]	122	122	0%	(2%	)	340	338	1%	1%
Total Hospital Products	$1,697	$1,581	7%	7%		$4,913	$4,678	5%	5%

Total Baxter	$2,707	$2,558	6%	6%		$7,787	$7,518	4%	4%

[1]	Includes sales of the company’s peritoneal dialysis, hemodialysis and continuous renal replacement therapies.

[2]	Includes sales of the company’s IV therapies, infusion pumps and administration sets.

[3]	Includes sales of the company’s premixed and oncology drug platforms, nutrition products and pharmacy compounding services.

[4]	Includes sales of the company’s inhaled anesthesia products as well as biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[5]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Three-Month Periods Ending September 30, 2017 and 2016

(unaudited)

($ in millions)

	Q3 2017			Q3 2016					% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 229	$ 781	$1,010	$ 213	$ 764	$ 977	8%		2%		3%

Hospital Products
Fluid Systems	$ 369	$ 241	$ 610	$ 327	$ 249	$ 576	13%		(3%	)	6%
Integrated Pharmacy Solutions	283	344	627	259	304	563	9%		13%		11%
Surgical Care	191	147	338	188	132	320	2%		11%		6%
Other	76	46	122	80	42	122	(5%	)	10%		0%
Total Hospital Products	$ 919	$ 778	$1,697	$ 854	$ 727	$1,581	8%		7%		7%

Total Baxter	$1,148	$1,559	$2,707	$1,067	$1,491	$2,558	8%		5%		6%

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Periods Ending September 30, 2017 and 2016

(unaudited)

($ in millions)

	YTD 2017			YTD 2016					% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 670	$2,204	$2,874	$ 624	$2,216	$2,840	7%		(1%	)	1%

Hospital Products
Fluid Systems	$1,093	$ 709	$1,802	$ 954	$ 732	$1,686	15%		(3%	)	7%
Integrated Pharmacy Solutions	824	923	1,747	784	898	1,682	5%		3%		4%
Surgical Care	597	427	1,024	569	403	972	5%		6%		5%
Other	198	142	340	211	127	338	(6%	)	12%		1%
Total Hospital Products	$2,712	$2,201	$4,913	$2,518	$2,160	$4,678	8%		2%		5%

Total Baxter	$3,382	$4,405	$7,787	$3,142	$4,376	$7,518	8%		1%		4%

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Free Cash Flow Reconciliation

(unaudited)

($ in millions)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operations — continuing operations	$1,343	$938
Capital expenditures	(410)	(519)
Free cash flow — continuing operations	$ 933	$419

BAXTER — PAGE  17

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three and Nine Months Ended September 30, 2016 to The Three and Nine Months Ended September 30, 2017

(unaudited)

	Q3 2017
	Net sales	US			Product			Operational
	As Reported	Cyclophosphamide	Claris		Exits	FX		Sales

Total Renal	3%	0%	0%		3%	0%		6%

Hospital Products
Fluid Systems	6%	0%	0%		1%	0%		7%
Integrated Pharmacy Solutions	11%	2%	(5%	)	0%	0%		8%
Surgical Care	6%	0%	0%		1%	(1%	)	6%
Other	0%	0%	0%		0%	(2%	)	(2%	)
Total Hospital Products	7%	0%	(2%	)	1%	0%		6%

Baxter International Inc.
United States	8%	0%	(1%	)	0%	0%		7%
International	5%	0%	(1%	)	3%	(1%	)	6%
Total Baxter	6%	0%	(1%	)	1%	0%		6%

	YTD 2017
	Net sales	US			Product			Operational
	As Reported	Cyclophosphamide	Claris		Exits	FX		Sales

Total Renal	1%	0%	0%		2%	1%		4%

Hospital Products
Fluid Systems	7%	0%	0%		2%	0%		9%
Integrated Pharmacy Solutions	4%	1%	(1%	)	0%	1%		5%
Surgical Care	5%	0%	0%		0%	1%		6%
Other	1%	0%	0%		0%	0%		1%
Total Hospital Products	5%	0%	0%		1%	0%		6%

Baxter International Inc.
United States	8%	1%	(1%	)	0%	0%		8%
International	1%	0%	0%		2%	1%		4%
Total Baxter	4%	0%	0%		1%	0%		5%

BAXTER — PAGE  18

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measures

Projected 2017 Adjusted Earnings Per Share and Projected GAAP Earnings Per Share, and

Projected 2017 Adjusted Sales Growth and Projected GAAP Sales Growth

(unaudited)

2017 Earnings Per Share Guidance	Q4 2017	FY 2017
Earnings per Diluted Share — Adjusted	$0.56 - $0.59	$2.40 - $2.43
Estimated intangible asset amortization	$0.05	$0.19
Estimated business optimization charges	$0.04 - $0.05	$0.17 - $0.22
Estimated Baxalta separation-related expenses	—	$0.02
Historical rebate and discount adjustments	—	($0.01)
Product-related items	—	$0.01
Venezuela deconsolidation	—	$0.04
Claris acquisition and integration expenses	$0.01	$0.04
Hurricane Maria costs	$0.01	$0.04
Earnings per Diluted Share — GAAP	$0.44 - $0.48	$1.85 - $1.93

2017 Sales Growth Guidance*	Q4 2017	FY 2017
Sales Growth — Operational	1 - 2%	4 - 5%
U.S. cyclophosphamide	—	—
Strategic product exits	(1%)	(1%)
Claris acquisition	1%	1%
Foreign exchange	3%	—
Sales Growth — GAAP	4 - 5%	4%

*	Totals may not foot due to rounding